FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
20.	FAIR VALUE MEASUREMENTS

The fair values of pledged bank deposits, accounts receivable, accounts payable, bank borrowings, and accrued expenses and other liabilities approximated the respective carrying amounts because of the short maturity of these instruments. The Group adopted ASC 820-10, Fair Value Measurements and Disclosures for the nonfinancial assets and liabilities that are remeasured at fair value on a nonrecurring basis.

Level 1

Observable inputs, such as quoted market prices in active markets for the identical asset or liability that are accessible at the measurement date.

Level 2

Inputs, other than quoted market prices included in Level 1, that are observable either directly or indirectly for the asset or liability.

Level 3

Unobservable inputs that reflect the entity’s own assumptions about the exit price of the asset or liability. Unobservable inputs may be used if there is little or no market data for the asset or liability at the measurement date.

In calculating the goodwill impairment (note 8(c)), the Company adopted the combination of market and income approach with level 3 inputs and determined that the carrying amounts of goodwill are impaired to their respective implied fair values of nil as of December 31, 2011. In calculating goodwill impairment for Long Rise (note 7(c)), the Company adopted the income approach. The Company’s goodwill of Long Rise as measured and disclosed as a level 3 input at fair value on a nonrecurring basis was nil as of December 31, 2010.

The Company also applied the income approach with level 3 inputs in measuring and disclosing the fair value of the share-based compensation of Comtech Broadband (note 12(e)).

There were no transfers of instruments into or out of level 1, level 2 or level 3 for the year ended December 31, 2012.